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                                                                   EXHIBIT 10.38

                                [PVI LETTERHEAD]

March 14, 2003

Princeton Video Image, Inc.
15 Princess Road
Lawrenceville, NJ 08648

Ladies and Gentlemen:

This letter shall constitute an amendment to my employment agreement with Princeton Video Image, Inc. (the "Company") dated January 24, 1997, as amended March 8, 2001, November 8, 2001, October 28, 2002, November 26, 2002, December 19, 2002, January 23, 2003, January 30, 2003 and February 25, 2003 (the
"Employment Agreement"). The sole purpose of this Amendment is to provide both the Company and me with more time to negotiate a restructuring of the Employment Agreement. To that end, we agree to modify the terms of the Employment Agreement as follows:

      1. The Employment Agreement is hereby modified to provide that the current term shall expire on March 31, 2003, instead of March 17, 2003.

      2. For the remainder of the current term, which, as modified hereby, expires on March 31, 2003, the Company may terminate the Agreement at any time and for any reason by giving me 1 day prior notice instead of 90 days as stated in line 7 of paragraph 12(a) of the Employment Agreement.

      3. For the remainder of the current term, which, as modified hereby, expires on March 31, 2003, I may terminate my employment under the Employment Agreement within 242 days of a Detrimental Change instead of 90 days as stated in line 17 of paragraph 12(a) of the Employment Agreement. The effect of this is to extend the time to negotiate a restructuring of my Employment Agreement to March 30, 2003 for both parties.

      4. Section 20 of the Employment Agreement is hereby amended to include this letter as part of the "entire agreement", with respect to the subject matter of my employment by the Company. Except as modified by this letter, the terms of the Employment Agreement shall remain in full force and effect.

                                        /s/ BROWN F. WILLIAMS
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                                        Brown F. Williams

Acknowledged and Agreed:

PRINCETON VIDEO IMAGE, INC.

By:      /s/ JAMES GREEN
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Name:    J. Green
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Title:   C.O.O
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